EXHIBIT 8

CUSIP No.  09228F103

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D/A to which this Exhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated:  September 9, 2016

1

V. PREM WATSA

/s/ V. Prem Watsa

1109519 ONTARIO LIMITED

By:		/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:		/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

810679 ONTARIO LIMITED

By:		/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:		/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	President

FFHL GROUP LTD.

By:		/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Director

ADVENT CAPITAL (HOLDINGS) LTD.

By:		/s/ Neil Murdoch Ewing
	Name:	Neil Murdoch Ewing
	Title:	Company Secretary

ADVENT CAPITAL (NO. 3) LIMITED

By:		/s/ Neil Murdoch Ewing
	Name:	Neil Murdoch Ewing
	Title:	Company Secretary

CRC REINSURANCE LIMITED

By:		/s/ Ronald Schokking
	Name:	Ronald Schokking
	Title:	Chairman

FAIRFAX (US) INC.

By:		/s/ Dorothy D. Whitaker
	Name:	Dorothy D. Whitaker
	Title:	Vice President, Treasurer, Secretary and Director

TIG HOLDINGS, INC.

By:		/s/ Dorothy D. Whitaker
	Name:	Dorothy D. Whitaker
	Title:	Chairman, President, Secretary and Director

ZENITH NATIONAL INSURANCE CORP.

By:		/s/ Michael Jansen
	Name:	Michael Jansen
	Title:	Executive Vice President, General Counsel and Director

ZENITH INSURANCE COMPANY

By:		/s/ Michael Jansen
	Name:	Michael Jansen
	Title:	Executive Vice President, General Counsel and Director

TIG INSURANCE COMPANY

By:		/s/ Nicholas C. Bentley
	Name:	Nicholas C. Bentley
	Title:	Chairman, President, Chief Executive Officer and Director

RIVERSTONE HOLDINGS LIMITED

By:		/s/ Nicholas C. Bentley
	Name:	Nicholas C. Bentley
	Title:	Managing Director

CLEARWATER INSURANCE COMPANY

By:		/s/ Nicholas C. Bentley
	Name:	Nicholas C. Bentley
	Title:	Chairman, President, Chief Executive Officer and Director

RIVERSTONE INSURANCE LIMITED

By:		/s/ Nicholas C. Bentley
	Name:	Nicholas C. Bentley
	Title:	Director

ODYSSEY US HOLDINGS INC.

By:		/s/ Jan Christiansen
	Name:	Jan Christiansen
	Title:	Executive Vice President

ODYSSEY RE HOLDINGS CORP.

By:		/s/ Jan Christiansen
	Name:	Jan Christiansen
	Title:	Executive Vice President

ODYSSEY REINSURANCE COMPANY

By:		/s/ Kirk M. Reische
	Name:	Kirk M. Reische
	Title:	Vice President

HUDSON INSURANCE COMPANY

By:		/s/ Kirk M. Reische
	Name:	Kirk M. Reische
	Title:	Vice President

CLEARWATER SELECT INSURANCE COMPANY

By:		/s/ Kirk M. Reische
	Name:	Kirk M. Reische
	Title:	Vice President

NEWLINE HOLDINGS UK LIMITED

By:		/s/ Robert B. Kastner
	Name:	Robert B. Kastner
	Title:	Director

NEWLINE INSURANCE COMPANY LIMITED

By:		/s/ Robert B. Kastner
	Name:	Robert B. Kastner
	Title:	Director

NEWLINE CORPORATE NAME LIMITED

By:		/s/ Robert B. Kastner
	Name:	Robert B. Kastner
	Title:	Director

CRUM & FORSTER HOLDINGS CORP.

By:		/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

UNITED STATES FIRE INSURANCE COMPANY

By:		/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer and Director

THE NORTH RIVER INSURANCE COMPANY

By:		/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer and Director

NORTHBRIDGE FINANCIAL CORPORATION

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer

FEDERATED INSURANCE COMPANY OF CANADA

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer and Director

NORTHBRIDGE COMMERCIAL INSURANCE CORPORATION

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer and Director

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer and Director

NORTHBRIDGE PERSONAL INSURANCE CORPORATION

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer and Director

ZENITH INSURANCE COMPANY, A CANADIAN ENTITY

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer and Director

BRIT LIMITED

By:		/s/ Mark Allan
	Name:	Mark Allan
	Title:	Chief Financial Officer and Director

BRIT INSURANCE HOLDINGS LIMITED

By:		/s/ Mark Allan
	Name:	Mark Allan
	Title:	Chief Financial Officer and Director

BRIT UW LIMITED

By:		/s/ Mark Allan
	Name:	Mark Allan
	Title:	Chief Financial Officer and Director

BRIT INSURANCE (GIBRALTAR) PCC LIMITED, IN RESPECT OF ITS PROTECTED CELL, CELL RE

By:		/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT SYNDICATES LIMITED

By:		/s/ Mark Allan
	Name:	Mark Allan
	Title:	Chief Financial Officer and Director